Exhibit 10.3

FIRST AMENDMENT TO THE NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of December 1, 2015 (the or this “First Amendment”) to the Note Purchase Agreement dated as of December 18, 2014 is between STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Issuer”), STAG INDUSTRIAL, INC., a Maryland corporation (the “Parent”) and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).

RECITALS:

A.                                    The Issuer, the Parent and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of December 18, 2014 (the “Note Purchase Agreement”).  The Issuer has heretofore issued the (i) $80,000,000 aggregate principal amount of its 4.42% Senior Guaranteed Notes, Series A, due December 30, 2026 (the “Series A Notes”), (ii) $100,000,000 aggregate principal amount of its 4.32% Senior Guaranteed Notes, Series B, due February 20, 2025 (the “Series B Notes”) and (iii) $20,000,000 aggregate principal amount of its 4.42% Senior Guaranteed Notes, Series C, due February 20, 2027 (the “Series C Notes”; together with the Series A Notes and the Series B Notes, the “Notes”) pursuant to the Note Purchase Agreement.

B.            The Noteholders are the holders of more than 50% of the outstanding principal amount of the Notes and constitute the Required Holders pursuant to the Note Purchase Agreement.

C.                                    The Issuer, the Parent and the Noteholders now desire to amend the Note Purchase Agreement.

D.                                    Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined.

E.                                     All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Parent and the Noteholders do hereby agree as follows:

SECTION 1.                                          AMENDMENTS.

Section 1.1.                   Section 10.7(b)(ii) of the Note Purchase Agreement shall be and is hereby amended by adding the words “excluding any such Person that is a Subsidiary Guarantor,” at the beginning of clause (ii).

Section 1.2.                   Schedule B of the Note Purchase Agreement shall be and is hereby amended by deleting the definition of “Subsidiary Guarantors” and replacing it with the following:

““Subsidiary Guarantors” means, as of any date, the Subsidiaries of the Parent that are required to deliver an Affiliate Guaranty on December 18, 2014 or deliver a joinder to such Affiliate Guaranty pursuant to the requirements of Section 9.7 excluding, however, any Subsidiary Guarantor which has been released in accordance with Section 9.7(b).”

SECTION 2.                                          REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

Section 2.1.                   To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Issuer and the Parent represent and warrant to the Noteholders that:

(a)                        this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Issuer enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)                         the Note Purchase Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Issuer and the Parent enforceable against each in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c)                         the execution, delivery and performance by the Issuer and the Parent of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or the Issuer’s or Parent’s certificate of limited partnership, articles of organization, by-laws or limited partnership agreement, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon the Issuer or the Parent or (3) any provision of any material indenture, agreement or other instrument to which the Issuer or the Parent is a party or by which its properties or assets are or may be bound, including, without limitation, any one of the Primary Credit Facilities, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c); and

(d)                         as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing.

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SECTION 3.                                          CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

Section 3.1.                   This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a)                        executed counterparts of this First Amendment, duly executed by the Issuer, the Parent and the holders of more than 50% of the outstanding principal of the Notes, including executed counterparts of the confirmation and agreement by the Subsidiary Guarantors, shall have been delivered to the Noteholders;

(b)                         the Noteholders shall have received evidence satisfactory to them that the Note Purchase Agreement dated as of April 16, 2014 among the Issuer, the Parent and the purchasers thereto has been amended substantially in the form annexed hereto as Exhibit A;

(c)                         the Noteholders shall have received evidence satisfactory to them that the Note Purchase Agreement dated as of December 1, 2015 among the Issuer, the Parent and the purchasers thereto has been executed and delivered in substantially in the form annexed hereto as Exhibit B;

(d)                         the representations and warranties of the Issuer and the Parent set forth in Section 2 hereof are true and correct on and with respect to the date hereof; and

(e)                         the fees and expenses of Chapman and Cutler, LLP, counsel to the Noteholders, shall have been paid by the Issuer, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

Upon receipt of all of the foregoing, this First Amendment shall become effective.

SECTION 4.                                          MISCELLANEOUS.

Section 4.1.                   This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2.                   Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 4.3.                   The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

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Section 4.4.                   This First Amendment shall be governed by and construed in accordance with New York law.

Section 4.5.                   The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

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STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	STAG Industrial GP, LLC, a Delaware limited liability company, its General Partner

By	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Vice President

STAG INDUSTRIAL, INC., a Maryland corporation

By	/s/ Stephen C. Mecke
Name: Stephen C. Mecke
Title: Executive Vice President and Chief Operating Officer

STAG Industrial Operating Partnership, L.P.

First Amendment to December 2014 Note Purchase Agreement

Accepted and Agreed to on the
date first written above:

AMERICAN REPUBLIC INSURANCE COMPANY
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
CINCINNATI LIFE INSURANCE COMPANY
MTL INSURANCE COMPANY
UNITEDHEALTHCARE INSURANCE COMPANY
WESTERN FRATERNAL LIFE ASSOCIATION

	By:	Advantus Capital Management, Inc.

	By:	/s/ Theodore R. Hoxmeier
		Name:	Theodore R. Hoxmeier
		Title:	Vice President

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

FIRST AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

	By:	/s/ Brian F. Landry
		Name:	Brian F. Landry
		Title:	Assistant Treasurer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

FIRST AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

AMERICAN FAMILY LIFE INSURANCE COMPANY

	By:	/s/ David L. Voge
		Name:	David L. Voge
		Title:	Fixed Income Portfolio Manager

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

FIRST AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

AXA EQUITABLE LIFE INSURANCE COMPANY

	By:	/s/ Amy Judd
		Name:	Amy Judd
		Title:	Investment Officer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

FIRST AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

	By:	/s/ Thomas Cunningham
		Name:	Thomas Cunningham
		Title:	Vice President

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

FIRST AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

GENWORTH LIFE INSURANCE COMPANY

	By:	/s/ Anne Finucane
		Name:	Anne Finucane
		Title:	Investment Officer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

FIRST AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

KNIGHTS OF COLUMBUS

	By:	/s/ Gilles Marchand
		Name:	Gilles Marchand
		Title:	Vice President, Credit Investments

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

FIRST AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Accepted and Agreed to on the
date first written above:

PRIMA MORTGAGE INVESTMENT TRUST, LLC

	By:	Prima Capital Advisors, LLC, as authorized agent

	By:	/s/ Nilesh Patel
		Name:	Nilesh Patel
		Title:	Managing Director

NEW YORK STATE TEACHERS’ RETIREMENT SYSTEM

	By:	Prima Capital Advisors, LLC, as authorized agent

	By:	/s/ Nilesh Patel
		Name:	Nilesh Patel
		Title:	Managing Director

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

FIRST AMENDMENT TO DECEMBER 2014 NOTE PURCHASE AGREEMENT

Each of the undersigned hereby confirms and agrees that the Affiliate Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Note Purchase Agreement shall refer to the Note Purchase Agreement after giving effect to this First Amendment.  Without limiting the foregoing, each such Guarantor waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Guarantor’s obligations under its Affiliate Guaranty.

SUBSIDIARY GUARANTORS

STAG Investments Holdings III, LLC
STAG III Albion, LLC
STAG III Appleton, LLC
STAG III Boardman, LLC
STAG III Canton, LLC
STAG III Chesterfield, LLC
STAG III Cincinnati, LLC
STAG III Dayton, LLC
STAG III Daytona Beach, LLC
STAG III Elkhart, LLC
STAG III Fairfield, LLC
STAG III Farmington, LLC
STAG III Holland 2, LLC
STAG III Holland, LLC
STAG III Jackson, LLC
STAG III Lewiston, LLC
STAG III Malden, LLC
STAG III Mason, LLC
STAG III Mayville, LLC
STAG III Milwaukee 2, LLC
STAG III Milwaukee, LLC
STAG III Newark, LLC
STAG III Pensacola, LLC
STAG III Pocatello, LLC
STAG III Rapid City, LLC
STIR Investments GP III, LLC
STAG III Sergeant Bluff, LLC
STAG III Maryland Borrower, LLC
STAG III Twinsburg, LLC
STAG III Youngstown, LLC
STAG Investments Holdings IV, LLC
STAG IV Alexandria, LLC
STAG IV Belfast, LLC
STAG IV Cheektowaga, LLC

STAG IV Danville, LLC
STAG IV Lexington, LLC
STAG IV Newton, LLC
STAG IV Pittsburgh 2, LLC
STAG IV Rural Hall, LLC
STAG IV Seville, LLC
STAG IV Sun Prairie, LLC
STIR Investments GP IV, LLC
STAG GI Investments Holdings, LLC
STAG GI New Jersey, LLC
STAG Industrial Holdings, LLC
STAG TX GP 2, LLC
STAG Atlanta, LLC
STAG Avon, LLC
STAG Buffalo, LLC
STAG Chippewa Falls, LLC
STAG Edgefield, LLC
STAG Franklin, LLC
STAG Huntersville, LLC
STAG Lansing 2, LLC
STAG Orlando, LLC
STAG Pineville, LLC
STAG Portland 2, LLC
STAG Reading, LLC
STAG Rogers 2, LLC
STAG Smithfield, LLC
STAG South Bend, LLC
STAG Spartanburg, LLC
STAG Portage, LLC
STAG Jackson, LLC
STIR Investments GP, LLC
STAG Simpsonville, LLC
STAG Dallas, LLC
STAG Mebane 1, LLC
STAG Mebane 2, LLC
STAG De Pere, LLC
STAG Duncan, LLC
STAG Buena Vista, LLC
STAG Gurnee, LLC
STAG Kansas City 2, LLC
STAG Chicopee, LLC
STAG Montgomery, LLC
STAG Smyrna, LLC
STAG Statham, LLC
STAG Harrisonburg, LLC
STAG Toledo, LLC

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

SECOND AMENDMENT TO APRIL 2014 NOTE PURCHASE AGREEMENT

STAG Woodstock, LLC
STAG Orangeburg, LLC
STAG Columbia, LLC
STAG Golden, LLC
STAG Dekalb, LLC
STAG Ocala, LLC
STAG Marion 2, LLC
STAG Londonderry, LLC
STAG Mishawaka, LLC
STAG Idaho Falls, LLC
STAG Mt. Prospect, LLC
STAG Williamsport, LLC
STAG Kentwood, LLC
STAG Marshall, LLC
STAG Belvidere I, LLC
STAG Belvidere II, LLC
STAG Belvidere III, LLC
STAG Belvidere IV, LLC
STAG Belvidere V, LLC
STAG Belvidere VI, LLC
STAG Belvidere VII, LLC
STAG Belvidere VIII, LLC
STAG Belvidere IX, LLC
STAG Nashville, LLC
STAG Catoosa, LLC
STAG New Berlin, LLC
STAG Hampstead, LLC
STAG New Hope, LLC
STAG Springfield, LLC
STAG Orlando 2, LLC
STAG North Jackson 2, LLC
STAG Mebane 3, LLC
STAG Shannon, LLC
STAG Lansing 4, LLC
STAG Harvard, LLC
STAG Sauk Village, LLC
STAG South Holland, LLC
STAG Mascot, LLC
STAG Janesville, LLC
STAG Allentown, LLC
STAG Nashua, LLC
STAG Strongsville, LLC
STAG Columbus, LLC
STAG Savannah, LLC
STAG West Chester, LLC
STAG Calhoun, LLC

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

SECOND AMENDMENT TO APRIL 2014 NOTE PURCHASE AGREEMENT

STAG Hebron, LLC
STAG East Troy, LLC
STAG New Berlin 2, LLC
STAG Jefferson City, LLC
STAG Savage, LLC
STAG Charlotte 3, LLC
STAG Charlotte 4, LLC
STAG Mountain Home, LLC
STAG Chester, LLC
STAG Mechanicsburg 1, LLC
STAG Mechanicsburg 2, LLC
STAG Mechanicsburg 3, LLC
STAG Mason 3, LLC
STAG Longmont, LLC
STAG Lenexa, LLC
STAG Reno, LLC
STAG Fort Wayne, LLC
STAG Murfreesboro, LLC
STAG Gurnee 2, LLC
STAG Germantown, LLC
STAG Elizabethtown, LLC
STAG CA GP, LLC
STAG Conyers 1, LLC
STAG Winston-Salem, LLC
STAG Spartanburg 3, LLC
STAG Burlington, LLC
STGA Greenville, LLC
STAG North Haven, LLC
STAG Plymouth 2, LLC
STAG Oakwood Village, LLC
STAG Stoughton 1, LLC
STAG Stoughton 2, LLC
STAG 5101 South Council Road, LLC
STAG Knoxville 2, LLC
STAG Clinton, LLC
STAG Fairborn, LLC
STAG Phoenix, LLC
STAG Machesney Park, LLC
STAG Macedonia, LLC
STAG Novi 2, LLC
STAG Grand Junction, LLC
STAG Tulsa, LLC
STAG Chattanooga 1, LLC
STAG Chattanooga 2, LLC
STAG Libertyville 1, LLC
STAG Libertyville 2, LLC

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

SECOND AMENDMENT TO APRIL 2014 NOTE PURCHASE AGREEMENT

STAG Greer, LLC
STAG Piedmont 1, LLC
STAG Piedmont 2, LLC
STAG Piedmont 3, LLC
STAG Belvidere 10, LLC
STAG Durham, LLC
STAG Charlotte 6, LLC
STAG Shreveport, LLC
STAG Dayton 2, LLC
STAG Laurens, LLC
STAG West Allis, LLC
each a Delaware limited liability company,

By:	/s/ Stephen C. Mecke
	Name:	Stephen C. Mecke
	Title:	Authorized Officer

STAG III Arlington, L.P.,
a Delaware limited partnership,

By:	STIR Investments GP III, LLC,
a Delaware limited liability company,
its General Partner

	By:	/s/ Stephen C. Mecke
	Name:	Stephen C. Mecke
	Title:	Authorized Officer

STAG IV Waco, L.P.,
a Delaware limited partnership,

By:	STIR Investments GP IV, LLC,
a Delaware limited liability company,
its General Partner

	By:	/s/ Stephen C. Mecke
	Name:	Stephen C. Mecke
	Title:	Authorized Officer

STAG III Sparks, LLC
a Maryland limited liability company,

By:	/s/ Stephen C. Mecke
	Name:	Stephen C. Mecke
	Title:	Authorized Officer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

SECOND AMENDMENT TO APRIL 2014 NOTE PURCHASE AGREEMENT

STAG Arlington 2, L.P.
STAG Houston 2, L.P.
STAG Garland, LP
STAG Houston 3, LP
STAG El Paso 1, LP
STAG El Paso 2, LP
STAG El Paso 3, LP
STAG El Paso 4, LP
STAG Houston 4, LP
STAG El Paso 5, LP
STAG Garland 2, LP
each a Delaware limited partnership,

By:	STAG TX GP 2, LLC,
a Delaware limited liability company,
their General Partner

	By:	/s/ Stephen C. Mecke
		Name:	Stephen C. Mecke
		Title:	Authorized Officer

STAG Camarillo 1, LP
STAG Camarillo 2, LP
each a Delaware limited partnership,

By:	STAG CA GP, LLC,
a Delaware limited liability company,
their General Partner

	By:	/s/ Stephen C. Mecke
		Name:	Stephen C. Mecke
		Title:	Authorized Officer

STAG El Paso, LP
a Delaware limited partnership,

By:	STIR Investments GP, LLC,
a Delaware limited liability company,
its General Partner

	By:	/s/ Stephen C. Mecke
		Name:	Stephen C. Mecke
		Title:	Authorized Officer

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

SECOND AMENDMENT TO APRIL 2014 NOTE PURCHASE AGREEMENT

EXHIBIT A

SECOND AMENDMENT TO APRIL 2014 NOTE PURCHASE AGREEMENT

EXHIBIT A

2015 NOTE PURCHASE AGREEMENT